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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               GETTY REALTY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           [GETTY REALTY CORP. LOGO]

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 2005
--------------------------------------------------------------------------------

To the Stockholders of
  GETTY REALTY CORP.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Getty Realty Corp., a Maryland corporation, will be held at 270 Park Avenue, 11th Floor, New York, New York, on May 19, 2005 at 3:30 p.m., for the following purposes:

     (1) To elect a Board of five directors to hold office for the ensuing year and until the election and qualification of their respective successors.

     (2) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The transfer books will not be closed, but only stockholders of record at the close of business on March 28, 2005 are entitled to notice of and to vote at this meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Whether or not you expect to attend, please promptly vote, sign, date and return the enclosed proxy card in the enclosed U.S. postage-paid envelope. This will ensure that your shares are voted in accordance with your wishes and that a quorum will be present. Even though you have returned your proxy card, you may withdraw your proxy at any time prior to its use and submit a new proxy card with a later date or vote in person at the meeting should you so desire.

                                        By Order of the Board of Directors,

                                        /s/ Andrew M. Smith

                                        ANDREW M. SMITH
                                        President and Secretary

Jericho, New York
April 11, 2005

--------------------------------------------------------------------------------

NOTE--IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE WHICH REQUIRES NO ADDITIONAL POSTAGE.

                               GETTY REALTY CORP.
            125 JERICHO TURNPIKE, SUITE 103, JERICHO, NEW YORK 11753

--------------------------------------------------------------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Getty Realty Corp. (hereinafter called the "Company" or "Getty"), to be voted at the Annual Meeting of Stockholders to be held at 270 Park Avenue, 11th Floor, New York, New York, on May 19, 2005 at 3:30 p.m., and at any adjournments or postponements thereof, for the purpose of electing a Board of Directors, ratifying the appointment of independent auditors and transacting such other business as may properly come before the meeting.

     At the close of business on the March 28, 2005 record date for securities entitled to vote at the meeting, 24,712,861 shares of Getty common stock were outstanding. Each outstanding common share is entitled to one vote. The common shares vote as a single class. In order to constitute a quorum at the meeting, there must be present, or voting by proxy, holders of a majority of the outstanding common shares. With respect to the proposals regarding the election of directors and ratification of our independent registered public accounting firm, abstentions and broker non-votes will not be treated as votes cast and, therefore, will not affect the outcome of any such matter, although they will be considered present for the purpose of determining the presence of a quorum.

     This Proxy Statement and form of proxy will first be sent to stockholders on or about April 13, 2005.

DEADLINES FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

     Stockholder proposals to be considered for inclusion in next year's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by December 14, 2005. Any stockholder proposal or director nomination to be presented at our 2006 annual meeting that is not intended to be included in our proxy statement will be considered "untimely" if we receive it before February 18, 2006 or after March 20, 2006. Such proposals and nominations also must be made in accordance with our Bylaws. An untimely proposal may be excluded from consideration at our 2006 annual meeting.

                             ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting for a term of one year or until their respective successors are elected and qualified. If a quorum is achieved at the meeting, directors who receive a plurality of the votes cast will be elected to serve for a term of one year.

     You may use the enclosed proxy to cast your votes for the election of the nominees named in the table below. In the event that any of the nominees should become unable or unwilling to serve as a director, we intend to vote your proxy for the election of the person, if any, that is designated by the Board of Directors. The persons nominated for election as directors are as follows:

           NAME--AGE
   SERVED AS DIRECTOR SINCE        OFFICES HELD IN GETTY AND/OR PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Milton Cooper--76                  Chairman of the Board of Kimco Realty Corporation, a real estate
May 1971                           investment trust, since November 1991; Director of Blue Ridge Real
                                   Estate/Big Boulder Corporation, a real estate management and land development Firm since 1983. Neither company is affiliated with
                                   Getty.
Philip E. Coviello--62             Partner of Latham & Watkins LLP, an international law firm, for
June 1996                          eighteen years, until his retirement from the firm as of December 31,
                                   2003. Latham & Watkins LLP has performed legal services for the
                                   Company for many years.
Leo Liebowitz--77                  Chief Executive Officer of Getty since 1985. Served as President of
May 1971                           Getty from May 1971 until May 2004. Served as Chairman, Chief
                                   Executive Officer and a director of Getty Petroleum Marketing Inc.
                                   ("Marketing"), from October 1996 until December 2000. Serves as a director of the Regional Banking Advisory Board of J. P. Morgan Chase
                                   & Co.
Howard Safenowitz--46              President, Safenowitz Family Corp. since June 1997. Served as the
December 1998                      Senior Vice President, Business Affairs of Buena Vista Motion
                                   Pictures from March 2001 until April 25, 2003, and as Vice President,
                                   Business Affairs of Walt Disney Pictures and Television from January
                                   1996 until March 2001, neither of which companies is an affiliate of
                                   Getty. Served as a director of Marketing from December 1998 until
                                   December 11, 2000.
Warren G. Wintrub--71              Retired Partner, former member of the Executive Committee and former
June 1993                          Chairman of the Retirement Committee of Coopers & Lybrand, an
                                   international professional services organization, from October 1984 until his retirement in December 1992. Director of Chromcraft
                                   Revington, Inc., Carey Institutional Properties, Inc., Corporate
                                   Property Associates 14 Inc. and Corporate Property Associates 16
                                   Global Inc., none of which is an affiliate of Getty.

                     BENEFICIAL OWNERSHIP OF CAPITAL STOCK

     The following table sets forth the beneficial ownership of Getty common stock as of March 28, 2005, of (i) each person who is a beneficial owner of more than 5% of the outstanding shares of Getty common stock, (ii) each director,
(iii) the Named Executive Officers (as defined below), and (iv) all directors and executive officers as a group. The number of shares column includes shares as to which voting power and/or investment power may be acquired within 60 days (such as upon exercise of outstanding stock options) because such shares are deemed to be beneficially owned under the rules of the Securities and Exchange Commission.

                                                          SHARES OF COMMON STOCK       APPROXIMATE
                                                            BENEFICIALLY OWNED     PERCENT OF CLASS(1)
------------------------------------------------------------------------------------------------------
Milton Cooper                                                   1,362,811(2)              5.5%
Director
c/o Kimco Realty Corporation
3333 New Hyde Park Road
New York, NY 11042
Philip E. Coviello                                                 69,734(3)            *
Director
Leo Liebowitz                                                   3,015,344(4)             12.2%
Director and Chief Executive Officer
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Howard Safenowitz                                                 849,690(5)(6)           3.4%
Director
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Warren Wintrub                                                     42,434               *
Director
Andrew M. Smith                                                     1,706(7)            *
President and Secretary
Kevin C. Shea                                                      11,753(8)            *
Executive Vice President
Thomas Stirnweis                                                    4,591               *
Vice President, Treasurer
and Chief Financial Officer
Safenowitz Family Corp.                                         1,837,894(6)              7.4%
c/o Howard Safenowitz, President
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Directors and executive officers as a group (8 persons)         7,195,957(9)             29.1%

-------------------------
 * Total shares beneficially owned constitute less than one percent of the outstanding shares.

(1) The percentage is determined for each stockholder listed by dividing (A) the number of shares shown for such stockholder, by (B) the aggregate number of shares outstanding plus shares that may be acquired by such stockholder within 60 days.

(2) Includes 10,311 shares held in a partnership of which Mr. Cooper is a partner, 65,537 shares held by his wife as to which he disclaims beneficial ownership, 2,421 shares held in a qualified pension plan for the benefit of Mr. Cooper, 179,607 shares held by a charitable foundation, 21,192 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan, 4,887 shares held by a retirement fund of which Mr. Cooper is a beneficiary, and 134,052 shares held by CLS General Partnership Corp. Also includes 16,651 shares held by Mr. Cooper's children and grandchildren, as to which he disclaims beneficial ownership.

(3) Includes options covering 40,078 shares that are presently exercisable or will become exercisable within 60 days.

(4) Includes 303,623 shares held by Mr. Liebowitz' wife as to which he disclaims beneficial ownership, 40,724 shares held by a charitable foundation, 20,000 shares held by Liebowitz Family LLC as to which he disclaims beneficial ownership, 49,314 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan, and 310,957 shares held by CLS General Partnership Corp. Also includes 255,102 shares held by his children, as to which he disclaims beneficial ownership.

(5) Includes 26,779 shares held as custodian for three minor children, 89,303 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 12/13/94 (of which Mr. Safenowitz is a co-trustee and as to which he disclaims beneficial ownership), 515,000 shares held by The Safenowitz Family Partnership, LP (as to which he is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein) and 11,523 shares held by his wife (as to which he disclaims beneficial ownership) and 12,443 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 4/13/00 (of which he is trustee and as to which he disclaims beneficial ownership). Excludes 1,837,894 shares held by Safenowitz Partners, LP (as to which he is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein).

(6) Safenowitz Family Corp. is the general partner of Safenowitz Partners, LP, which is separate and distinct from The Safenowitz Family Partnership, LP referred to in Note 5 above. The shares held by Safenowitz Partners, LP are not included in the total number of shares (or percentage of class) attributable to Howard Safenowitz as set forth in the table above and further described in Note 5. Mr. Safenowitz is the president of Safenowitz Family Corp. and disclaims beneficial ownership of the shares held by Safenowitz Partners, LP except to the extent of his pecuniary interest therein.

(7) Includes 1,686 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan. Also includes 20 shares held by his stepchildren, as to which he disclaims beneficial ownership.

(8) Includes 156 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan.

(9) Includes 1,837,894 shares held by Safenowitz Partners, LP (as to which Howard Safenowitz is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein).

             DIRECTORS' MEETINGS, COMMITTEES AND EXECUTIVE OFFICERS

DIRECTORS' MEETINGS

     During the year ended December 31, 2004, the Board of Directors held four regular meetings and two telephonic special meetings. Each of the directors attended all of the meetings of the Board of Directors, and of the Committees of the Board on which the director served, except that Mr. Wintrub did not attend one of the telephonic special meetings of the Board of Directors. Each of the directors attended the annual stockholder meeting in May 2004 and all plan to attend this year's stockholder meeting to be held on May 19, 2005.

INDEPENDENCE OF DIRECTORS

     The Board of Directors has determined that Messrs. Cooper, Coviello, Safenowitz and Wintrub are "independent" as defined in the listing standards of the New York Stock Exchange (the "NYSE"). In making these determinations, the Board of Directors considered all relevant facts and circumstances, including the "independence" standards set forth in Section 303A.02 of the rules of the New York Stock Exchange. In doing so, the Board of Directors affirmatively determined that none of the directors or any of their family members, other than Mr. Leo Liebowitz (who is the Chief Executive Officer of Getty), has had any material relationship with Getty (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), other than as a shareholder and director of Getty, within the last three years. Accordingly, the Board of Directors has affirmatively determined that each of the directors, other than Mr. Liebowitz, is "independent". It has been and will continue to be the practice of the Board of Directors to meet at least twice annually and have Mr. Liebowitz, as Chairman, chair such meetings. Additionally, it has been and will continue to be the practice of the independent directors to meet in executive session, without Mr. Liebowitz attending, at least twice annually, and to have Mr. Wintrub chair such sessions.

COMMITTEES

     The Board of Directors has an Audit Committee, a Nominating/Corporate Governance Committee and a Compensation Committee, the membership and functions of which are described below.

Audit Committee

     The Audit Committee, consisting of Messrs. Coviello (Chairman), Cooper and Wintrub, met formally four times last year. The Committee selects the firm of independent public accountants that audits the consolidated financial statements of Getty and its subsidiaries, discusses the scope and the results of the audit with the accountants and discusses Getty's financial accounting and reporting principles as well as the adoption of new accounting pronouncements. The Committee also examines and discusses the adequacy of Getty's financial controls with the accountants and with management. In addition to the formal meetings, at least one Audit Committee member meets telephonically with management and Getty's independent auditors to review the Company's annual and quarterly reports and other reports, as appropriate, prior to their filing with the Securities and Exchange Commission. The entire Audit Committee met with management and Getty's independent auditors to review the Company's audited financial statements for the fiscal year ended December 31, 2004, and recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for such fiscal year.

     On February 24, 2005, Mr. Cooper advised the Nominating/Corporate Governance Committee of his retirement from the Audit Committee and the Nominating/Corporate Governance Committee nominated Mr. Safenowitz to serve as a member of the Audit Committee for 2005, which was approved by the Board of Directors.

     The Board of Directors has determined that each member of the Audit Committee is "independent" and that Mr. Coviello and Mr. Wintrub, who served on the Audit Committee for 2004 and will continue to serve for 2005, each, is "financially literate" as such term is defined in the listing standards of the NYSE, and qualifies as an "audit committee financial expert" under the relevant rules of the Securities and Exchange

Commission (the "SEC"), and has the requisite accounting/financial management expertise required by the listing standards of the NYSE.

     The Charter of the Audit Committee provides that members of the Audit Committee may not be members of the audit committee of three or more other public companies unless such other memberships have been disclosed to the Board and the Board has determined that such simultaneous service does not impair the ability of such member to serve effectively on the Audit Committee. Mr. Wintrub has disclosed to the Board that he is a member of the audit committee of three other public companies and the Board has determined that such simultaneous service does not impair Mr. Wintrub's ability to serve effectively on Getty's Audit Committee. Additionally, Mr. Coviello confirmed to the Board that his retirement from Latham & Watkins LLP, his former law firm that continues to provide legal services to the Company, was effective as of December 31, 2003, and that no portion of his retirement benefits are derived from fees paid to the firm by Getty.

     The Audit Committee serves as the Company's Qualified Legal Compliance Committee in accordance with SEC rules under the Sarbanes-Oxley Act.

Nominating/Corporate Governance Committee

     The Nominating/Corporate Governance Committee, consisting of Messrs. Wintrub (Chairman), Cooper, Coviello and Safenowitz, met twice last year. The Committee recommends nominees for election to the Board and reviews the role, composition and structure of the Board and its committees. The Committee also recommends candidates to the Board for election as officers.

     On February 24, 2005, the Nominating/Corporate Governance Committee met and determined that Mr. Safenowitz would replace Mr. Wintrub as Chairman of the Committee for 2005.

     The Board of Directors has determined that each member of the Committee is "independent" as such term is defined in the listing standards of the NYSE. The Nominating/Corporate Governance Committee charter includes policies with regard to stockholder recommendations of nominees to the Board of Directors.

     Stockholders wishing to submit or recommend candidates for election to the Board must comply with the notice requirements in our By-Laws, and must supply information in writing regarding the candidate to Andrew M. Smith, President and Secretary of the Company, at Getty's executive offices. This information should include the candidate's name, biographical data and an analysis of the candidate based on the director candidate criteria described below. The recommendation must also include all information relating to the proposed director nominee that would be required to be disclosed in a solicitation of proxies for election of directors in an election contest under applicable securities law. Please refer to our By-Laws for more specific information. Additional information regarding proposed nominees may be requested by the Committee.

     Each nominee must possess fundamental qualities of intelligence, honesty, good judgment, and high standards of ethics, integrity, fairness and responsibility. The Committee also will consider the following criteria, among others the Committee deems appropriate, including the specific needs of the Board at the time:

     - experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment;

     - the director's past attendance at meetings and participation in and contributions to the activities of the Board (if applicable);

     - experience in our industry and with relevant social policy concerns;

     - understanding of our business on a technical level;

     - educational and professional background;

     - experience as a board member of another publicly held company;

     - practical and mature business judgment, including ability to make independent analytical inquiries;

     - "independence," as defined by the New York Stock Exchange listing standards;

     - financial literacy;

     - standing in the community; and

     - ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths.

     On the basis of the information gathered in this process, the Committee will determine which nominees to recommend to the Board. Recommendations received prior to any Committee meeting where director nominees are to be considered will be considered at that meeting. The Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation. This process includes, among other things, personal interviews, discussions with professional references, background checks, credit checks and resume verification.

     The Committee has never received any recommendation for a director nominee from any stockholder owning more than 5% of the common stock of Getty for more than one fiscal year.

Compensation Committee

     The Compensation Committee, which met twice last year, consists of Messrs. Wintrub (Chairman), Cooper and Safenowitz. The Compensation Committee administers Getty's supplemental retirement plan, the stock option plan, and the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (which is the equity compensation plan approved by the stockholders at the Annual Meeting in May
2004), and reviews the compensation of the directors and officers of Getty.

     The Board of Directors has determined that each member of the Committee is "independent" as such term is defined in the listing standards of the NYSE.

WEBSITE ACCESS TO CHARTERS

     The charters for each of the Committees, the Corporate Governance Guidelines, and our Business Conduct Guidelines (which serves as our "code of ethics" under the Sarbanes-Oxley Act of 2002 and our "code of business conduct and ethics" under the NYSE rules), may be accessed through the Getty website at www.gettyrealty.com by clicking on "Corporate Governance". Additionally, copies may be requested in writing by submitting the request to Andrew M. Smith, President and Secretary, at the address for Getty's executive offices provided in this Proxy Statement.

CONTACTING THE BOARD OF DIRECTORS

     Stockholders who wish to communicate with the Board of Directors may do so by sending written communications to the Board of Directors at the following address: Board of Directors, Getty Realty Corp., 125 Jericho Turnpike, Suite 103, Jericho, New York 11753. Stockholders who wish to direct communications to only the independent directors of Getty (or Mr. Wintrub only) may do so by sending written communications to the following address: Independent Directors (or Mr. Wintrub only), Getty Realty Corp., 125 Jericho Turnpike, Suite 103, Jericho, New York 11753. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

DIRECTORS' COMPENSATION

     Directors receive annual retainer fees of $20,000, except that the Chairman of the Audit Committee receives an annual retainer fee of $22,000. Directors also receive committee and board meeting fees of $1,000 for each meeting attended, except for telephonic meetings, for which the fee is $500. The Chairman of the Audit Committee receives $1,500 for each Audit Committee meeting, except for telephonic meetings for which he receives $750. Directors who are employees of Getty do not receive retainers or board meeting fees.

Messrs. Coviello, Safenowitz and Wintrub have received options under Getty's stock option plan and will be eligible to receive awards under the 2004 Plan. Presently, Mr. Coviello has options covering 26,328 shares that are presently exercisable at $24.0625 per share; options covering 5,000 shares that are presently exercisable at $14.50 per share; options covering 5,250 shares that are presently exercisable at $16.15 per share; and options covering 3,500 shares that are presently exercisable at $18.30 per share. None of Mr. Wintrub's options are presently exercisable or will become exercisable within 60 days; his options cover 1,750 shares at an exercise price of $16.15 per share and 3,500 shares at an exercise price of $18.30 per share. Neither Mr. Cooper nor Mr. Liebowitz have been granted any stock options. However, they are eligible to receive awards under the 2004 Plan.

EXECUTIVE OFFICERS

     Other than Mr. Liebowitz, the executive officers during fiscal 2004 were Andrew M. Smith, age 52, President and Secretary of Getty (President since May 2004 and Secretary since May 2003); Kevin C. Shea, age 45, Executive Vice President of Getty since May 2004 (Vice President since 2001); and Thomas Stirnweis, age 46, Vice President, Treasurer and Chief Financial Officer of Getty since 2003 and Corporate Controller and Treasurer of Getty since 2001. Management is not aware of any family relationships between any of its directors or executive officers.

     Mr. Smith has been with Getty since 2003. Prior to joining Getty, he was in private law practice from 1999 to 2003. From 1997 to 1999 he served as the Vice President of Real Estate, General Counsel and Secretary of Discovery Zone, Inc., an international site-based children's entertainment company with approximately 5,000 employees and 200 locations in 35 states, Puerto Rico and Canada. From 1995 to 1996, Mr. Smith was Vice President of Operations of Influence, Inc., a medical device developer and manufacturer. From 1986 to 1994, Mr. Smith was a partner in the real estate practice of Weil, Gotshal & Manges LLP, an international law firm with over 600 attorneys.

     Mr. Shea has been with Getty since 1984. Prior to 2001, he was Director of National Real Estate Development for the Company.

     Mr. Stirnweis joined Getty in January 2001 as Corporate Controller and Treasurer. Prior to joining Getty, he was Manager of Financial Reporting and Analysis of Getty Petroleum Marketing Inc., where he provided services to Getty under a services agreement since the spin-off of Marketing in March 1997. Prior thereto, he held the same position at the Company since November 1988.

                                  COMPENSATION

EXECUTIVE COMPENSATION

     The following tables provide information regarding executive compensation.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information about the compensation of the Chief Executive Officer and each of the other Executive Officers of Getty (the "Named Executive Officers") for services in all capacities to Getty and its subsidiaries during the periods indicated.

                                                                        LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION         RESTRICTED      SECURITIES
                                                       OTHER ANNUAL     STOCK         UNDERLYING    ALL OTHER
   NAME AND PRINCIPAL               SALARY    BONUS    COMPENSATION     AWARDS         OPTIONS     COMPENSATION
        POSITION          YEAR        ($)      ($)        ($)(1)        ($)(2)           (#)          ($)(3)
---------------------------------------------------------------------------------------------------------------
Leo Liebowitz             2004      351,264      -0-      3,500            -0-             -0-        56,747(4)
Director and Chief        2003      350,870      -0-      3,500            -0-             -0-        55,634(4)
Executive Officer         2002      341,033      -0-      3,500            -0-             -0-        63,125(4)

Andrew M. Smith           2004      214,615      -0-        -0-        101,062(5)          -0-        29,397
President and Secretary   2003(7)    80,000   35,000        -0-         71,670(6)          -0-         9,171

Kevin C. Shea             2004      187,344      -0-                    67,375(5)          -0-        27,570
Executive Vice President  2003      120,808   60,000        -0-         47,780(6)          -0-        19,969
                          2002      117,290   60,000        -0-            -0-          10,000        19,654

Thomas Stirnweis          2004      182,985      -0-        -0-         67,375(5)          -0-        27,029
Vice President,           2003      132,464   50,000        -0-         47,780(6)          -0-        20,542
Treasurer and Chief       2002      128,605   50,000        -0-            -0-          10,000        20,657
Financial Officer

-------------------------
(1) Mr. Liebowitz receives an annual pension from a subsidiary's defined benefit retirement plan. None of the Named Executive Officers received perquisites or other personal benefits that exceeded the lesser of $50,000 or 10% of the officer's salary and bonus.

(2) At December 31, 2004, awards covering 10,800 restricted stock units were outstanding, with an aggregate value of $310,284 calculated based on the closing price of our common stock on December 31, 2004.

(3) All Other Compensation includes Company profit sharing contributions to the defined contribution Getty Realty Corp. Retirement and Profit Sharing Plan, including matching contributions under the 401(k) provisions, Getty contributions to the Getty Realty Corp. Supplemental Retirement Plan for Executives and life insurance premiums as set forth in the following table:

                                     PROFIT               COMPANY            SUPPLEMENTAL
                                    SHARING             MATCH UNDER           RETIREMENT            LIFE
        NAME           YEAR       CONTRIBUTION       401(K) PROVISIONS           PLAN           INSURANCE(A)
------------------------------------------------------------------------------------------------------------
Leo Liebowitz          2004          $3,221               $  -0-               $33,004            $20,522
Andrew M. Smith        2004           3,221                6,150                16,052              3,974
Kevin C. Shea          2004           3,221                5,606                15,596              3,146
Thomas Stirnweis       2004           3,221                5,479                15,265              3,064

     (a) All life insurance policy premiums relate to term life insurance policies.

(4) Mr. Liebowitz pays the Company for 75% of the $75,626 fixed annual premium for a 10-year universal life insurance policy owned by Mr. Liebowitz. The amount shown is net of the amount of the reimbursement.

(5) Granted March 1, 2005, as a part of compensation for 2004. Aggregate awards cover 8,750 restricted stock units, of which 5,000 restricted stock units vest ratably over 5 years from the date of grant, and 3,750 restricted stock units granted to Mr. Smith vest 5 years from the date of the grant. No vesting has occurred to date. Dividend equivalents, equal to the amount of the dividend per share of common stock of Getty, will be paid on restricted stock units as if fully vested, on the same date(s) as dividends are paid to holders of Getty common stock.

(6) Granted June 1, 2004, as a part of compensation for 2003. Aggregate awards cover 7,000 restricted stock units, of which 4,000 restricted stock units vest ratably over 5 years from the date of grant, and 3,000 restricted stock units granted to Mr. Smith vest 5 years from the date of the grant. No vesting has occurred to date. Dividend equivalents, equal to the amount of the dividend per share of common stock of Getty, will be paid on restricted stock units as if fully vested, on the same date(s) as dividends are paid to holders of Getty common stock.

(7) Mr. Smith became an employee of the Company on May 6, 2003.

                          OTHER EXECUTIVE COMPENSATION

     In December 1994, Getty entered into agreements with certain key employees that, as amended, require Getty, under certain circumstances, to pay at least a minimum guaranteed annual compensation to such employee as long as he or she remains a Getty employee. The agreements also require Getty, in the event of a change of control and termination of employment by Getty without cause, or if the employee is assigned to materially less favorable job responsibilities, to make payments to such individual at an annual rate of not less than the minimum guaranteed annual compensation, reduced by the amount of compensation the individual receives from any other employer during the covered period. Mr. Stirnweis currently is the only employee covered by these arrangements, and his agreement has a 12-month benefit period.

     Pursuant to a long-standing arrangement, upon the death of Mr. Liebowitz, benefits in an amount equal to twelve months' salary will be paid to his estate. In the event of termination of Mr. Liebowitz' employment due to illness or incapacity for a period of one year or longer, benefits equal to twenty-four months' salary will be payable to Mr. Liebowitz.

     Mr. Liebowitz receives an annual pension of $3,500 from a subsidiary's defined benefit retirement plan which was terminated effective October 1, 1985. He will continue to receive this amount during his employment with, and following his retirement from, the Company.

                                 STOCK OPTIONS

     No stock options were granted by Getty during the fiscal year ended December 31, 2004.

     The following table provides information as to options exercised by each of the Named Executive Officers of Getty during the fiscal year ended December 31, 2004 and the value of options held by such officers at year end measured in terms of the closing price of Getty Common Stock on December 31, 2004.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                       NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                            UNDERLYING             IN-THE-MONEY
                                                                       UNEXERCISED OPTIONS           OPTIONS
                                                                          AT YEAR END(#)          AT YEAR END($)
                                     SHARES ACQUIRED       VALUE           EXERCISABLE/            EXERCISABLE/
              NAME                   ON EXERCISE(#)     REALIZED($)       UNEXERCISABLE           UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
Leo Liebowitz                               -0-               -0-                -0-                      -0-
Andrew M. Smith                             -0-               -0-                -0-                      -0-
Kevin C. Shea                            13,500           153,400            0/7,500                 0/83,600
Thomas Stirnweis                          5,000            53,275            0/7,500                 0/83,600

STOCK OPTION PLAN

     Our 1998 Stock Option Plan, as amended, that has been approved by our stockholders (the "Stock Option Plan"), authorizes the grant of long-term incentive share awards in the form of options ("Options") to purchase shares of Getty common stock to directors, officers and other key employees of Getty and its subsidiaries. The Stock Option Plan is administered by the Compensation Committee. The maximum number of shares which may be the subject of outstanding Options under the Stock Option Plan is 1,100,000, subject to adjustments for stock dividends and stock splits. The maximum number of shares which may be subject to Options granted under the Stock Option Plan to any individual in any fiscal year shall not exceed 250,000. As of December 31, 2004, 110,549 shares of Getty common stock were issuable upon the exercise of Options outstanding under the Stock Option Plan. No grants may be made under the Stock Option Plan after January 30, 2008. The number of remaining shares available for grant under the Stock Option Plan was 663,073 as of March 1, 2005.

     The recipients, terms (including price and exercise period) and type of Option to be granted under the Stock Option Plan are determined by the Compensation Committee; however, the Option price per share under the Stock Option Plan generally must be at least equal to the fair market value of a share of Getty common stock (110% of that amount in the case of Incentive Stock Options granted to any individual who owns stock representing more than 10% of the voting power of Getty common stock) on the date the Option is granted. Historically, the exercise price of the options granted by the Company has been the same as the market price at closing on the date of the grant. Subject to certain limitations, Options granted under the Stock Option Plan may be either Incentive Stock Options (within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")) or Non-Qualified Stock Options. With certain limited exceptions, Options may not be exercised for a period of twelve months following the grant of the Option and are exercisable in installments as specified in the Stock Option Plan or the terms of each Option. The exercise period of an Option may not extend more than 10 years beyond its grant date.

2004 INCENTIVE COMPENSATION PLAN

     At the Annual Meeting in May 2004, the stockholders approved the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (the "2004 Plan") for officers and other valued employees of the Company and its subsidiaries and members of the Board.

     The 2004 Plan provides for the grant of restricted stock, restricted stock units, cash, stock or other performance awards, dividend equivalents, deferred stock awards, stock payments and stock awards to eligible individuals. The 2004 Plan does not provide for the grant of stock options. In this regard, the Stock Option Plan will continue to remain in effect. The 2004 Plan also permits a grant to each employee of 10 shares of common stock on or about December 31st of each year (which, in the case of 2004, were granted to each full-time employee), as well as a grant to each employee, on each fifth anniversary of his or her employment, of 10 shares of common stock for each five years of employment.

     The 2004 Plan is administered by the Compensation Committee, which has the power to determine eligibility, the types and sizes of awards, the price and timing of awards, terms of vesting, the acceleration or waiver of any vesting restriction and the timing and manner of settling vested awards.

     An aggregate of 1,000,000 shares of common stock are available for grant pursuant to the 2004 Plan, subject to adjustments for stock dividends and stock splits. These shares will be authorized but unissued shares. The aggregate maximum number of shares of common stock that may be subject to awards granted under the 2004 Plan to all participants during any calendar year is 80,000.

     The Compensation Committee may terminate, amend, or modify the 2004 Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to the extent required in order to comply with any applicable law, regulation or stock exchange rule, or to increase the maximum number of shares which may be issued, in any year or in aggregate, under the 2004 Plan.

     In no event may an award be granted pursuant to the 2004 Plan on or after the tenth anniversary of the last date on which Getty's stockholders approve the 2004 Plan.

     Getty will generally record compensation expense with respect to the grant of awards under the 2004 Plan using the fair value method of accounting. Under generally accepted accounting principles, Getty will record compensation expense for a restricted stock award equal to the excess of the fair market value of the award determined as of the date of the grant over the amount (if any) the participant pays for the stock, and will recognize this amount as compensation expense ratably over any applicable service vesting period. Awards of restricted stock units will be treated similarly. Awards subject to performance vesting conditions will result in similar compensation expense measured at the grant date, which may be adjusted periodically as vesting becomes more or less likely, and amounts recognized as compensation expense in any period in which vesting occurs. Getty will charge retained earnings in the amount of any payment of dividend equivalents granted under the 2004 Plan.

     The following chart presents information regarding Getty's equity compensation plans:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                               NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                   ISSUED UPON EXERCISE OF        PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS                 RIGHTS               REFLECTED IN COLUMN(A))
        PLAN CATEGORY                        (A)                           (B)                          (C)
----------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans
  approved by stockholders
  -the Stock Option Plan                   110,549                       $18.64                        663,073
  -the 2004 Plan                            23,350*                      $ 0.00                        976,650
Equity Compensation Plans not
  approved by stockholders                    None                          N/A                            N/A
                                           -------                                                   ---------
Total                                      133,899                                                   1,639,723
                                           =======                                                   =========

-------------------------
* inclusive of grant effective as of March 1, 2005

RETIREMENT PLANS

     Getty has a retirement and profit-sharing plan with deferred 401(k) savings plan provisions (the "Retirement Plan") for employees meeting certain service requirements. Under the terms of the Retirement Plan, the annual discretionary profit sharing contribution is determined by the Board of Directors. For the 401(k) portion of the Retirement Plan, the Board of Directors has elected to contribute to the Retirement Plan for each participating employee an amount equal to 50% of the employee's contribution to the Retirement Plan, but in no event more than 3% of the employee's compensation.

     Getty also has a supplemental retirement plan for executives (the "Supplemental Plan"). Under the Supplemental Plan, which is not qualified for purposes of Section 401(a) of the Code, a participating executive may receive in his trust account an amount equal to 10% of his compensation, reduced by the amount of any contributions allocated to the executive under the Retirement Plan. The amounts paid to the trustee under the Supplemental Plan may be used to satisfy claims of general creditors in the event of Getty's or any of its subsidiaries' bankruptcy. The trustee may not cause the Supplemental Plan to be other than "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended. An executive's account vests in the same manner as under the Retirement Plan and is paid upon termination of employment. Under the Supplemental Plan, during any fiscal year the Board of Directors may elect not to make any payment to the account of any or all executives.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee for fiscal year 2004 were Messrs. Cooper, Safenowitz and Wintrub. Mr. Liebowitz served as a member of the Compensation Committee until February 19, 2004. Mr. Liebowitz is Getty's CEO, and served as Getty's President until May 20, 2004.

                      REPORT OF THE COMPENSATION COMMITTEE

To Our Stockholders:

     This report addresses our policies with respect to the compensation of the Chief Executive Officer and the other executive officers during fiscal 2004. The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for setting the policies which govern base salary compensation, bonuses, the Retirement Plan, the Supplemental Plan, the Stock Option Plan, and the 2004 Plan, and for determining amounts payable under these plans.

     Compensation of Getty's executive officers (with the exception of the Chief Executive Officer) is reviewed by the Chief Executive Officer with the Compensation Committee and is discussed, reviewed and approved by the full Board of Directors. The compensation of the Chief Executive Officer is discussed, reviewed and approved by the Compensation Committee.

CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICER COMPENSATION

     The members of this Committee believe that Getty's success is attributable in large part to the talent and dedication of its employees and, in particular, to the management and leadership efforts of its executive officers. Accordingly, the Compensation Committee is committed to developing and maintaining compensation policies, plans and programs which are intended to retain its executive officers and promote the enhancement of cash flows and earnings and, consequently, increased stockholder values, by aligning the financial interests of Getty's executive officers with those of its stockholders.

     Getty's Chief Executive Officer is the Company's largest stockholder. Accordingly, the Committee believes that he is totally committed to promoting the enhancement of cash flows and earnings and, consequently, increased stockholder values, and that his financial interests are totally aligned with those of the Company's stockholders without regard to his compensation. Accordingly, in setting the Chief Executive Officer's compensation, the Committee is guided by what is adequate or fair, in view of his daily contribution to the Company's performance.

     Getty relies, to a large degree, on a combination of annual compensation and deferred compensation, including stock based grants, to retain its other executive officers, with stock based grants being viewed as the primary means of aligning the financial interests of Getty's executive officers with those of its stockholders.

     Getty's compensation program for executive officers (other than the Chief Executive Officer) is designed to provide such officers with a total compensation package that is adequate to retain those executive officers. With its objective being to retain capable people, Getty endeavors to ensure that each officer's total compensation is relative to his or her ability, effort and achievement.

     The Compensation Committee considers Getty's performance, each executive officer's performance and subjective features, such as individual experience, in determining base salaries. Cash compensation and bonuses, when paid, deferred compensation and the number of restricted stock units and dividend equivalents (paid with regard to such restricted stock units) granted annually, are in amounts which the Compensation Committee, after due consideration of corporate and individual performance, changes in job function or title and previously awarded grants, considers appropriate to adequately compensate and motivate its executive officers, particularly in light of Getty's focus on managing its portfolio of retail motor fuel and convenience store properties as well as petroleum distribution terminals while minimizing expenses.

     Section 162(m) of the Internal Code denies publicly-held corporations the federal income tax deduction for compensation in excess of $1.0 million paid to its chief executive officer and four other most highly compensated officers during a fiscal year unless the compensation is "performance-based". At this time the salaries and bonuses paid to our chief executive officer and other officers do not approach the limits imposed by the Section 162(m) limitations on deductibility. In the event that the compensation of any officer approaches the
Section 162(m) limitations in the future, the Compensation Committee will consider such limitations in determining such officer's total compensation.

EQUITY COMPENSATION

     In prior years, stock options were granted by Getty, in the discretion of the Compensation Committee, to encourage and facilitate personal stock ownership by the directors, officers and certain other key employees and thus strengthen their personal commitment to Getty and provide a longer-term perspective to their managerial responsibilities. No stock options were granted in 2004. Instead, the Compensation Committee, to better link the officers' and employees' interests with those of the stockholders of Getty, pursuant to the 2004 Plan, granted equity based awards consisting of restricted stock units and dividend equivalents (paid with regard to such restricted stock units) that were consistent with the grants made in 2003 and are intended to align the financial interests of Getty's officers and employees with those of its stockholders.

     The report of the Compensation Committee should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Getty specifically incorporates this information by reference, and should not otherwise be deemed filed under such Acts.

                                          Compensation Committee:

                                          Warren Wintrub (Chairman)
                                          Milton Cooper
                                          Howard Safenowitz

                         REPORT OF THE AUDIT COMMITTEE

To Our Stockholders:

     This report addresses our compliance with rules of the SEC and the listing standards of the NYSE designed to enhance audit committee effectiveness, to improve public disclosure about the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies.

INDEPENDENCE/QUALIFICATIONS

     The Board of Directors has determined that each member of the Audit Committee is "independent" and that Mr. Coviello and Mr. Wintrub, who served on the Audit Committee for 2004 and will continue to serve for 2005, each, is "financially literate" as such term is defined in the listing standards of the NYSE, and meets the independence tests set forth in Section 301 of the Sarbanes-Oxley Act of 2002 and regulations promulgated thereunder by the Securities and Exchange commission, and qualifies as an "audit committee financial expert" under the relevant rules of the Securities and Exchange Commission (the "SEC"), and has the requisite accounting/financial management expertise required by the listing standards of the NYSE.

SARBANES-OXLEY ACT COMPLIANCE

     During the past year, the Audit Committee worked closely with management to assure that the Company's internal financial controls met applicable standards under the Sarbanes-Oxley Act and are compliant with the listing standards of the New York Stock Exchange. The Company's internal financial controls were reviewed and tested by PricewaterhouseCoopers LLP, our independent registered public accounting firm, who have issued an unqualified audit report on our internal financial controls. Their report is included with the consolidated financial statements in our Annual Report to Shareholders. At the Audit Committee meeting held on February 19, 2005, the Committee reviewed our internal financial controls with management and PricewaterhouseCoopers LLP, and determined that Getty is fully compliant with the requirements applicable to it.

FINANCIAL STATEMENTS

     With regard to our audited financial statements, the Audit Committee has:

          (1) reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers LLP;

          (2) discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61, as modified or supplemented;

          (3) (a) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, (b) discussed with PricewaterhouseCoopers LLP their independence, and (c) concluded that the provision of those services in conjunction with audit services by PricewaterhouseCoopers LLP is compatible with maintaining their independence; and

          (4) based upon the review and discussions set forth in paragraphs (1) through (3) above, recommended to Getty's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

     The Audit Committee Chairman, prior to filing with the SEC of each of the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2004, reviewed with the Company's management and PricewaterhouseCoopers LLP the Company's interim financial results to be included in such reports and the matters required to be discussed by SAS 61.

     The report of the Audit Committee should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that Getty specifically incorporates this information by reference, and should not otherwise be deemed filed under such Acts.

                                          Audit Committee:

                                          Philip Coviello (Chairman)
                                          Milton Cooper
                                          Warren Wintrub

                            STOCK PERFORMANCE GRAPH
                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*

                      GETTY (GTY), S&P 500, AND PEER GROUP
                     (Performance results through 12/31/04)

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on Getty common stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Peer Group for the period of five years ended December 31, 2004.

                              [PERFORMANCE GRAPH]

---------------------------------------------------------------------------------------------------------
                                                1999       2000      2001      2002      2003      2004
---------------------------------------------------------------------------------------------------------
 Getty Realty Corp.                            $100.00    141.76    235.18    257.10    381.33     446.72
---------------------------------------------------------------------------------------------------------
 Standard & Poor's 500                         $100.00     89.86     78.14     59.88     75.68      82.49
---------------------------------------------------------------------------------------------------------
 Peer Group                                    $100.00    120.48    169.91    213.39    272.03     336.34
---------------------------------------------------------------------------------------------------------

Assumes $100 invested at the close of trading on 12/31/99 in Getty common stock, Standard & Poor's 500, and Peer Group.
*Cumulative total return assumes reinvestment of dividends, and in the case of Getty includes the special one-time earnings and profits distribution made in August 2001.

     Getty has chosen as its Peer Group the following companies: Commercial Net Lease Realty, Inc., U.S. Restaurant Properties, Inc., Realty Income Corp. and Hospitality Properties Trust. We have chosen these companies as our Peer Group because a substantial segment of each of their businesses is owning and leasing commercial properties.

     The Stock Performance Graph should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Getty specifically incorporates this graph by reference, and should not otherwise be deemed filed under such Acts.

     We cannot assure you that Getty stock performance will continue in the future with the same or similar trends depicted in the graph above. We do not make or endorse any predictions as to future stock performance.

                          RATIFICATION OF APPOINTMENT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On February 24, 2005, the Audit Committee appointed the firm of PricewaterhouseCoopers LLP, subject to ratification by the stockholders at the Annual Meeting, to audit the accounts of Getty with respect to our operations for the year ending December 31, 2005 and to perform such other services as may be required. Should this firm of auditors be unable to perform these services for any reason, the Audit Committee will appoint another independent registered public accounting firm to perform these services. As long as a quorum is present, a majority of votes cast at the meeting is necessary to ratify the appointment of the independent registered public accounting firm.

     The fees paid to PricewaterhouseCoopers LLP, our independent registered public accounting firm, during 2003 and 2004 were as follows:

                                                                     2003           2004
                                                                   -----------------------
(a)  Audit Fees(1)                                                 $120,000       $310,000
(b)  Audit-Related Fees (assurance and related services
     reasonably related to audit or review of financial
     statements not reported under (a))(2)                         $ 10,000       $ 75,000
(c)  Tax Fees (professional services for tax compliance, advice
     and planning)(3)                                              $ 99,625       $100,000
(d)  All Other Fees (not reflected in (a)--(c))                    $      0       $      0

          The Audit Committee's Pre-Approval Policy provides for pre-approval of all audit, audit-related, tax and non-audit services to be provided by PricewaterhouseCoopers LLP. The Policy authorizes the Audit Committee to delegate to one or more of its members, and the Audit Committee has delegated to each of its members, authority to pre-approve non-audit services. Each member is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All (100%) of the non-audit services performed by PricewaterhouseCoopers LLP in 2003 and 2004 were pre-approved by the Audit Committee.
     -----------------------------------
     (1) Includes the aggregate fees estimated or billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year. Also includes, for 2004, $168,000 attributable to Sarbanes-Oxley Act Section 404 Internal Controls Audit.
     (2) For 2003, includes fees for accounting consultations. For 2004, includes $26,500 for accounting consultations and $48,500 for assistance regarding management's attestation on internal controls readiness.
     (3) Primarily represents fees for federal and state tax compliance.
         Also includes fees for tax consultations.

     Representatives of the firm of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
            TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
             GETTY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                 FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, Getty's officers and directors are required to file reports of ownership and changes in ownership of Getty equity securities with the SEC and the NYSE. Copies of these reports are required to be furnished to us. Based on our review of the Forms 3 and 4 that we received during fiscal 2004 and of the Forms 5 that we received with respect to fiscal 2004, Getty believes that during fiscal 2004 all of our officers and directors complied with the Section 16(a) requirements.

                                 CERTIFICATIONS

     On June 18, 2004, in accordance with Section 303A.12 of the Listed Company Manual of the New York Stock Exchange, our Chief Executive Officer certified to the New York Stock Exchange that he was not aware of any violation by our Company of NYSE corporate governance listing standards as of that date.

     On March 16, 2005, our Chief Executive Officer and Chief Financial Officer each filed the certification required by Section 302 of the Sarbanes-Oxley Act of 2002 as an exhibit to our Annual Report on Form 10-K for fiscal year ended December 31, 2004.

                                 OTHER MATTERS

     Management does not know of any matters, other than those referred to above, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting, or any adjournment or adjournments or postponements thereof, we intend to cast votes pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

     The proxy may be revoked at any time prior to its exercise. Record holders may revoke their proxy by voting at the Meeting or by submitting a later-dated proxy prior to the Meeting to the Secretary of the Company at the address on the first page of this proxy statement. If you have selected a broker to hold your shares rather than having them registered in your name, you must contact your broker for instructions on revoking your proxy. Brokerage houses and other custodians will be requested to forward solicitation material to beneficial owners of stock that they hold of record. We will reimburse brokerage houses, banks and custodians for their out-of-pocket expenses in forwarding proxy material to the beneficial owners. The cost of this solicitation, which will be effected by mail, will be borne by us.

April 11, 2005                            By Order of the Board of Directors,

                                          [/S/ ANDREW M. SMITH]
                                          Andrew M. Smith
                                          President and Secretary

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[X] PLEASE MARK VOTES                                     REVOCABLE PROXY
    AS IN THIS EXAMPLE                                   GETTY REALTY CORP.                                          WITH-   FOR ALL
                                                                                                               FOR   HOLD    EXCEPT
               ANNUAL MEETING OF STOCKHOLDERS                         1. ELECTION OF DIRECTORS.
                        MAY 19, 2005                                     FOR all nominees listed (except as    [ ]    [ ]      [ ]
                                                                 C       marked to the contrary below)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS      O
   The undersigned stockholder of Getty Realty Corp. hereby      M       NOMINEES: M. COOPER, P COVIELLO, L. LIEBOWITZ,
constitutes and appoints LEO LIEBOWITZ and THOMAS STIRNWEIS,     M                 H. SAFENOWITZ, W. WINTRUB
and each of them, the true and lawful attorneys, agents and      O
proxies of the undersigned, each with full power of              N    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
substitution, to vote at the meeting (or if only one shall            NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
be present and acting at the meeting then that one), all of           IN THE SPACE PROVIDED BELOW.
the common shares of stock of the corporation that the
undersigned would be entitled, if personally present, to              --------------------------------------------------------------
vote at the annual meeting of stockholders of the                                                              FOR  AGAINST  ABSTAIN
corporation to be held at 270 Park Avenue, 11th Floor, New            2. The ratification of the appointment
York, New York, on May 19, 2005, and at any adjournments or              of PricewaterhouseCoopers LLP as      [ ]    [ ]      [ ]
postponements thereof.                                                   independent registered public
                                                                         accounting firm for the Company for the fiscal year ended
                                                                         December 31, 2005.
                                                                                                               FOR  AGAINST  ABSTAIN
                                                                      3. In their discretion, the Proxies are
                                                                         authorized to vote upon such other    [ ]    [ ]      [ ]
                                                                         business as may properly come before
                                                                         the meeting or any adjournment or postponement thereof.

                                                                         Receipt is acknowledged of notice and proxy statement for
                                                                      the foregoing meeting and of annual report to stockholders for the fiscal year ended December 31, 2004.
                                     |----------------------|
   Please be sure to sign and date   | Date                 |            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
     this Proxy in the box below.    |                      |         MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER OR, IF
|-----------------------------------------------------------|         NO DIRECTION IS MADE, WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.
|                                                           |
|                                                           |
|--Stockholder sign above----Co-holder (if any) sign above--|

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                          /\  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.  /\

                                                         GETTY REALTY CORP.
                                           125 JERICHO TPKE., SUITE 103, JERICHO, NY 11753
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   Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other duly authorized officer. If a partnership, please sign in partnership name by authorized officer.
                                PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.


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